ALLIANCE QUASAR FUND

ANNUAL REPORT
SEPTEMBER 30, 1998

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                                     ALLIANCE QUASAR FUND
_______________________________________________________________________________

November 27, 1998

Dear Shareholder:

This annual report discusses Alliance Quasar Fund performance for the periods ended September 30, 1998.

INVESTMENT RESULTS
The following table shows how your Fund performed for the six- and 12-month periods ending September 30, 1998, based on the net asset value (NAV) of each class of shares. For comparison, we have also shown the returns for the S&P 500 Stock Index and the Russell 2000 Index.

Your Fund's Class A shares posted a total return of -29.10% at NAV for the six-month period ended September 30, 1998, underperforming the Fund's benchmark, the Russell 2000 Index, which posted a -23.87% return. This underperformance can be attributed to the Fund's overweighting in several growth cyclical industries, particularly the airline and rental car industries, relative to the benchmark. If the U.S. enters a recession in the next 12 months, many investors believe that these industries' earnings would be hurt disproportionately. As a result, during the most recent small cap sell-off, these stocks underperformed considerably. However, we believe that any economic uncertainty is already priced into these stocks and they offer investors tremendous opportunities given their strong fundamentals and low stock valuations.

INVESTMENT RESULTS*
Periods Ended September 30, 1998
                                  TOTAL RETURNS
                            6 MONTHS       12 MONTHS
                           ----------      ---------
ALLIANCE QUASAR FUND
   Class A                   -29.10%        -23.45%
   Class B                   -29.38%        -24.03%
   Class C                   -29.37%        -24.05%
RUSSELL 2000 INDEX           -23.87%        -19.02%
S&P 500 STOCK INDEX           -6.93%          9.08%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF SEPTEMBER 30, 1998. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT INCLUDES 2,000 OF THE SMALLEST STOCKS REPRESENTING APPROXIMATELY 11% OF THE U.S. EQUITY MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

   ADDITIONAL INVESTMENT RESULTS CAN BE FOUND ON PAGE 3.


REVIEW OF INVESTMENT STRATEGY
Our basic investment strategy remains unchanged. We continue to adjust the Fund's portfolio composition to reflect our perception of those smaller, highly competitive companies that will, in our judgment, exhibit long-term price appreciation through superior earnings growth. During the last several months, there has been a tremendous amount of volatility and nervousness in the marketplace. We have not changed our style or strategy at all, but instead are trying to take advantage of inefficiencies in the marketplace.

With the economy slowing, there is a belief that the U.S. may potentially enter a recession. As you know, several of the overseas markets are already experiencing recessionary times, and if the U.S. economy continues to slow, there could be some downward pressure on the level of discretionary spending in the U.S. With that as a backdrop, several of our growth names with a cyclical or consumer orientation have not performed well during the last six months because of the belief that the level of consumer spending in the U.S. will slow down.

Specifically, our airline stocks and rental car stocks have done poorly. While the fundamentals for both the airline and rental car industries are quite strong, with both showing record pricing, and record profitability, these stocks have given up all of their gains achieved over the last several years in just the last few months. Nevertheless, within the airline industry, we currently hold positions in Alaska Air Group, Inc., America West Holdings Corp., and Mesa Air Group, Inc. Furthermore, within the rental car group, we still hold positions in Budget Group, Inc. and Dollar Thrifty Automotive Group, Inc. At less than 10 times earnings, we believe these companies should perform well over the next several years.


1



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

On the consumer side, Bally Total Fitness Holding Corp., Men's Wearhouse, Inc., Premier Parks, Inc. and United Rentals, Inc. also have underperformed the broader small cap market. However, we have strong conviction in each of these companies and still believe they offer investors tremendous value.

In addition, companies with strong franchises and brand names such as Tiffany & Co. and Tommy Hilfiger Corp. were also caught in this downward pressure in retail stocks. Hence, with both companies growing their earnings at 20% + with price to earnings (P/E) multiples at less than 12 times earnings, we believe they offer investors a good value in a difficult retail environment.

On a positive note, the health care sector held up relatively well during the small cap sell-off. The Fund still has a strong focus on late stage biotechnology companies that have clearly demonstrated the ability to get products through the Federal Drug Administration (FDA). Within the biotechnology group, we currently hold positions in Centocor, Inc., GelTex Pharmaceuticals, Inc., and MedImmune, Inc.

Within the REIT Sector, we continue to build positions in strong, well capitalized REITs. Chelsea GCA Realty, Inc. is a leading operator of outlet centers and Taubman Centers, Inc. is a leading operator of malls in the U.S. At current valuations, these investments are yielding between 7-8% before capital appreciation. We currently hold positions in both companies.

On the automotive side, we still continue to be encouraged by the consolidation unfolding on the retail dealership side of the business. Manufacturers and large scale retailers both want to consolidate the number of automobile dealerships that currently exist in the United States. Eventually, a one-price shopping experience should replace traditional haggling and this, coupled with lower prices, should enrich the car buying experience the consumer has to face. Both Group 1 Automotive, Inc. and Circuit City Stores, Inc.--CarMax Group should be beneficiaries of this trend and we currently hold positions in both companies.

We also continue to believe that the oil tanker industry will rebound within the next several years, when tanker rates are forced upwards, older tanks are retired, and new construction fails to keep up with demand. We continue to hold positions in OMI Corp., Teekay Shipping Corp., and Knightsbridge Tankers, Ltd.

Lastly, the Fund has been weighted between 12% and 14% in the technology sector over the last several months. Not having an aggressive weighting in this sector actually helped us during the difficult period for small cap stocks. Going forward, we are comfortable with a market weighting in technology focusing on those companies with strong franchises with proprietary positions.

In summary, we cannot overemphasize how volatile and difficult the last several months have been for small cap managers. While we are extremely proud of our long term results, we are quite disappointed with short term results and feel comfortable that we are very well positioned going forward. We continue to be quite bullish on small cap stocks and believe the opportunity and valuations for small cap stocks are extremely compelling relative to large cap stocks. Hence, we believe we are very well positioned to participate in any small cap rally.

Thank you for your continued interest in the Alliance Quasar Fund. We look forward to reporting to you on future market activity and investment results.

Sincerely,


Alden M. Stewart
Chairman and President


Randall E. Haase
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES                          ALLIANCE QUASAR FUND
_______________________________________________________________________________

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. Quasar Fund invests primarily in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC TOTAL RETURNS AS OF SEPTEMBER 30, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -23.45%        -26.71%
Five Years                    11.81%         10.85%
Ten Years                     10.99%         10.51%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -24.03%        -26.93%
Five Years                    10.94%         10.94%
Since Inception*              11.88%         11.88%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -24.05%        -24.77%
Five Years                    10.94%         10.94%
Since Inception*              13.37%         13.37%


The Fund's investment results represent total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1; 3% year 2; 2% year 3; 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 9/17/90, Class B; 5/3/93, Class C.


3



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

ALLIANCE QUASAR FUND
GROWTH OF A $10,000 INVESTMENT
9/30/88 TO 9/30/98

$48,000
$40,000
$32,000
$24,000
$16,000
$10,000
$8,000

S&P 500: $49,182
RUSSELL 2000 INDEX: $28,805
QUASAR FUND CLASS A: $27,158

9/30/88    9/30/89    9/30/90    9/30/91    9/30/92    9/30/93
9/30/94    9/30/95    9/30/96    9/30/97    9/30/98


This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Fund Class A shares (from 9/30/88 to 9/30/98) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 2000 Index measures small-cap stock performance.

When comparing Alliance Quasar Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Quasar Fund
Standard &Poor's 500 Stock Index
Russell 2000 Index


4



TEN LARGEST HOLDINGS
SEPTEMBER 30, 1998                                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                    VALUE          PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Budget Group, Inc. Cl.A               $ 54,355,344                   3.7%
Bethlehem Steel Corp.                   51,117,825                   3.5
Chelsea GCA Realty, Inc.                44,418,825                   3.0
Alaska Air Group, Inc.                  44,001,938                   3.0
Mohawk Industries, Inc.                 42,486,000                   2.9
Centocor, Inc.                          39,129,687                   2.6
Century Business Services, Inc.         34,020,362                   2.3
Premier Parks, Inc.                     33,878,250                   2.3
GelTex Pharmaceuticals, Inc.            32,788,113                   2.2
Tiffany & Co.                           31,848,762                   2.1
                                      $408,045,106                  27.6%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED SEPTEMBER 30, 1998
_______________________________________________________________________________

                                                        SHARES
                                       ----------------------------------------
PURCHASES                                  BOUGHT           HOLDINGS 9/30/98
-------------------------------------------------------------------------------
Alaska Air Group, Inc.                     848,000             1,291,800
America West Holdings Corp. Cl.B         1,335,300             1,973,500
Bethlehem Steel Corp.                    2,629,000             6,196,100
Budget Group, Inc. Cl.A                  1,290,500             2,382,700
Centocor, Inc.                             987,500               987,500
Men's Wearhouse, Inc.                      763,250               763,250
Premier Parks, Inc.                      1,675,600             1,935,900
Renaissance Worldwide, Inc.              1,270,000             1,270,000
Stage Stores, Inc.                       1,273,700             1,273,700
Taubman Centers, Inc.                    2,123,800             2,123,800


SALES                                       SOLD               HOLDINGS 9/30/98
-------------------------------------------------------------------------------
Avis Rent A Car, Inc.                      849,000                    -0-
CDW Computer Centers, Inc.                 326,200                    -0-
Fore Systems, Inc.                         712,600                    -0-
Level One Communications, Inc.             678,750                    -0-
Mid Atlantic Medical Services, Inc.      1,237,500                    -0-
National Surgery Centers, Inc.             789,575                    -0-
Neurex Corp.                             1,436,700                    -0-
Physio-Control International Corp.         687,500                    -0-
Telephone and Data Systems, Inc.           701,300                    -0-
Valero Energy Corp.                        677,400                    -0-


5



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                         SHARES           VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-95.6%
CONSUMER PRODUCTS & SERVICES-47.2%
AIRLINES-5.1%
Alaska Air Group, Inc. (a)                    1,291,800      $44,001,938
America West Holdings Corp.Cl.B (a)           1,973,500       24,668,750
Mesa Air Group, Inc. (a)                      1,375,500        6,877,500
                                                             ------------
                                                              75,548,188

APPAREL-3.0%
Stride Rite Corp.                               920,900        7,539,869
Tommy Hilfiger Corp. (a)                        633,200       25,961,200
Wolverine World Wide, Inc.                      925,000       10,059,375
                                                             ------------
                                                              43,560,444

BROADCASTING & CABLE-1.9%
Sinclair Broadcast Group, Inc. Cl.A (a)         739,900       12,023,375
Young Broadcasting, Inc. Cl.A (a)               478,200       16,258,800
                                                             ------------
                                                              28,282,175

BUSINESS SERVICES-7.4%
Carriage Services, Inc. Cl.A (a)                581,100       14,345,906
Central Garden & Pet Co. (a)                    738,800       13,667,800
Century Business Services, Inc. (a)           1,669,711       34,020,362
FirstService Corp. (a)                          655,700        7,376,625
Renaissance Worldwide, Inc. (a)               1,270,000       16,668,750
TeleSpectrum Worldwide, Inc. (a)              2,835,700       23,571,756
                                                             ------------
                                                             109,651,199

ENTERTAINMENT & LEISURE-5.7%
Bally Total Fitness Holding Corp. (a)         1,122,000       19,494,750
Family Golf Centers, Inc. (a)                   389,450        6,912,737
N2K, Inc. (a)                                   404,000        2,903,750
Premier Parks, Inc. (a)                       1,935,900       33,878,250
Preview Travel, Inc. (a)                        380,000        6,935,000
Sunterra Corp. (a)                            2,074,300       13,482,950
                                                             ------------
                                                              83,607,437

RESTAURANTS & LODGING-1.8%
Florida Panthers Holdings, Inc. (a)             988,700       10,690,319
MeriStar Hospitality Corp. (a)                  946,900       16,156,481
                                                             ------------
                                                              26,846,800

RETAILING-22.3%
Abercrombie & Fitch Co. Cl.A (a)                223,800        9,847,200
Brylane, Inc. (a)                               710,300       11,364,800
Budget Group, Inc. Cl.A (a)                   2,382,700       54,355,344
Circuit City Stores, Inc.
  - CarMax Group (a)                          2,764,000       16,238,500
Dollar Thrifty Automotive Group, Inc. (a)     1,660,100       19,298,662
Furniture Brands International, Inc. (a)        824,800       16,083,600
Group 1 Automotive, Inc. (a)                  1,319,400       19,791,000
Industrie Natuzzi SpA (ADR) (b)               1,255,600       24,798,100
Men's Wearhouse, Inc. (a)                       763,250       13,166,062
Movado Group, Inc.                              662,800       13,918,800
Pacific Sunwear of California, Inc. (a)         842,300       18,741,175
Sports Authority, Inc. (a)                    1,016,300        7,749,288
Stage Stores, Inc. (a)                        1,273,700       15,523,219
Tiffany & Co.                                 1,015,100       31,848,762
Trans World Entertainment Corp. (a)             593,000       10,822,250
United Auto Group, Inc. (a)                     994,400       14,108,050
United Rentals, Inc. (a)                        802,000       19,197,875
Venator Group, Inc. (a)                       1,506,600       13,088,588
                                                             ------------
                                                             329,941,275
                                                             ------------
                                                             697,437,518

BASIC INDUSTRIES-12.3%
BUILDING & RELATED-0.3%
Associated Materials, Inc. (a)                  660,000        5,115,000

METAL HARDWARE-3.5%
Bethlehem Steel Corp. (a)                     6,196,100       51,117,825

METALS & MINING-0.3%
Royal Oak Mines, Inc. (a)                     6,238,700        4,289,106

TEXTILE PRODUCTS-3.1%
Mohawk Industries, Inc. (a)                   1,552,000       42,486,000
Novel Denim Holdings, Ltd. (a)                  234,600        2,756,550
                                                             ------------
                                                              45,242,550


6



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                         SHARES           VALUE
-------------------------------------------------------------------------
TRANSPORTATION & SHIPPING-5.1%
Carey International, Inc. (a)                   910,100     $ 13,651,500
Consolidated Freightways Corp. (a)            2,518,600       20,778,450
Knightsbridge Tankers, Ltd.                     252,200        5,422,300
OMI Corp. (a)                                 5,193,000       21,096,563
Teekay Shipping Corp.                           818,300       14,882,831
                                                             ------------
                                                              75,831,644
                                                             ------------
                                                             181,596,125

TECHNOLOGY-11.2%
AEROSPACE-0.8%
Gulfstream Aerospace Corp. (a)                  283,700       11,418,925

COMMUNICATION EQUIPMENT-1.0%
Comverse Technology, Inc. (a)                   363,100       14,841,713

COMPUTER SOFTWARE & SERVICES-4.2%
CheckFree Holdings Corp. (a)                    222,900        2,201,137
DBT Online, Inc. (a)                            948,400       14,285,275
Harbinger Corp. (a)                           1,151,400        8,347,650
Insight Enterprises, Inc. (a)                   587,900       16,608,175
Saville Systems Plc (ADR) (a)(c)                665,400        9,648,300
Transaction Systems Architects, Inc. Cl.A (a)   309,200       10,976,600
                                                             ------------
                                                              62,067,137

NETWORKING SOFTWARE-1.8%
Apex PC Solutions, Inc. (a)                     993,800       19,503,325
Xylan Corp. (a)                                 508,275        6,734,644
                                                             ------------
                                                              26,237,969

SEMI-CONDUCTOR EQUIPMENT-1.6%
Photronics, Inc. (a)                            371,100        4,731,525
Uniphase Corp. (a)                              261,600       10,725,600
Vitesse Semiconductor Corp. (a)                 332,300        7,850,587
                                                             ------------
                                                              23,307,712

TELECOMMUNICATIONS-1.5%
GST Telecommunications, Inc. (a)                951,100        5,944,375
Millicom International Cellular, SA (a)(d)      664,700       16,368,238
                                                             ------------
                                                              22,312,613

MISCELLANEOUS-0.3%
Excalibur Technologies Corp. (a)                696,900        5,139,638
                                                             ------------
                                                             165,325,707

HEALTH CARE-10.8%
BIOTECHNOLOGY-7.5%
Centocor, Inc. (a)                              987,500       39,129,687
GelTex Pharmaceuticals, Inc. (a)              1,552,100       32,788,113
Gensia Sicor, Inc. (a)                        2,294,100        9,319,781
MedImmune, Inc. (a)                             463,400       30,005,150
                                                             ------------
                                                             111,242,731

DRUGS, HOSPITAL SUPPLIES &
  MEDICAL SERVICES-3.3%
Aradigm Corp. (a)                               867,300        8,673,000
St. Jude Medical, Inc. (a)                      511,800       11,835,375
Synetic, Inc. (a)                               350,500       14,545,750
Veterinary Centers of America, Inc. (a)         746,600       13,625,450
                                                             ------------
                                                              48,679,575
                                                             ------------
                                                             159,922,306

FINANCIAL SERVICES-9.7%
BROKERAGE & MONEY MANAGEMENT-1.0%
Legg Mason, Inc.                                565,200       14,871,825

INSURANCE-0.6%
Reinsurance Group of America, Inc.              168,800        8,735,400

REAL ESTATE-7.5%
Chelsea GCA Realty, Inc.                      1,296,900       44,418,825
Glenborough Realty Trust, Inc.                  886,200       18,831,750
Golf Trust of America, Inc.                     627,200       18,659,200
Taubman Centers, Inc.                         2,123,800       29,733,200
                                                             ------------
                                                             111,642,975

OTHER-0.6%
International Alliance warrants,
  expiring 12/30/99 (a)                         740,311        8,324,797
                                                             ------------
                                                             143,574,997


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                         SHARES           VALUE
-------------------------------------------------------------------------
ENERGY-2.9%
OIL & GAS SERVICES-2.9%
Parker Drilling Co. (a)                       2,547,900      $13,217,231
Southern Union Co.                            1,433,250       28,665,000
                                                             ------------
                                                              41,882,231

CONSUMER MANUFACTURING-1.5%
AUTO & RELATED-1.5%
Miller Industries, Inc. (a)                   1,275,100        5,897,338
Monaco Coach Corp. (a)                          664,050       16,767,262
                                                             ------------
                                                              22,664,600

Total Common Stocks & Other Investments
  (cost $1,757,790,337)                                    1,412,403,484


                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-4.6%
U.S. GOVERNMENT & AGENCIES-4.6%
Federal Home Loan Bank
  5.40%, 10/01/98                               $44,300       44,300,000
Federal National Mortgage Association
  5.22%, 10/16/98                                   300          299,347
  5.28%, 11/23/98                                 3,000        2,976,680
Student Loan Marketing Association
  5.39%, 10/01/98                                20,600       20,600,000
Total Short-Term Investments
  (cost $68,176,027)                                          68,176,027

TOTAL INVESTMENTS-100.2%
  (cost $1,825,966,364)                                    1,480,579,511
Other assets less liabilities-(0.2%)                          (3,215,884)

NET ASSETS-100%                                           $1,477,363,627


(a)  Non-income producing security.
(b)  Country of origin--Italy.
(c)  Country of origin--Ireland.
(d)  Country of origin--Luxembourg.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998                                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,825,966,364)     $1,480,579,511
  Cash                                                                 732,317
  Receivable for capital stock sold                                 14,195,769
  Receivable for investment securities sold                          6,368,070
  Dividends receivable                                               2,342,144
  Total assets                                                   1,504,217,811

LIABILITIES
  Payable for investment securities purchased                       13,853,942
  Payable for capital stock redeemed                                 7,564,859
  Advisory fee payable                                               3,678,768
  Distribution fee payable                                             763,252
  Accrued expenses                                                     993,363
  Total liabilities                                                 26,854,184

NET ASSETS                                                      $1,477,363,627

COMPOSITION OF NET ASSETS
  Shares of capital stock, at par                               $      140,144
  Additional paid-in capital                                     1,759,954,236
  Accumulated net investment loss                                         (330)
  Accumulated net realized gain on investment transactions          62,657,949
  Net unrealized depreciation of investments and other assets     (345,388,372)
                                                                $1,477,363,627

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($495,070,392/
    22,231,985 shares of capital stock issued and outstanding)          $22.27
  Sales charge--4.25% of public offering price                             .99
  Maximum offering price                                                $23.26

  CLASS B SHARES
  Net asset value and offering price per share ($625,147,075/
    30,989,884 shares of capital stock issued and outstanding)          $20.17

  CLASS C SHARES
  Net asset value and offering price per share ($182,109,639/
    9,024,456 shares of capital stock issued and outstanding)           $20.18

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($175,036,521 / 7,825,780 shares of capital stock issued
    and outstanding)                                                    $22.37


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998                              ALLIANCE QUASAR FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $142,507)                                   $ 8,652,140
  Interest                                           6,618,674   $ 15,270,814

EXPENSES
  Advisory fee                                      15,656,013
  Distribution fee - Class A                         1,239,764
  Distribution fee - Class B                         6,552,472
  Distribution fee - Class C                         1,893,195
  Transfer agency                                    3,594,097
  Registration                                         413,341
  Printing                                             388,926
  Custodian                                            272,845
  Taxes                                                120,955
  Administrative                                       120,737
  Audit and legal                                      115,970
  Directors' fees                                       29,000
  Miscellaneous                                         54,391
  Total expenses                                    30,451,706
  Less: expense offset arrangement (see Note B)       (220,420)
  Net expenses                                                      30,231,286
  Net investment loss                                              (14,960,472)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      79,606,746
  Net change in unrealized appreciation of
    investments and other assets                                  (516,425,096)
  Net loss on investments                                         (436,818,350)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(451,778,822)


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                           1998           1997

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                          $  (14,960,472)  $   (8,301,609)
  Net realized gain on investment transactions     79,606,746       61,906,245
  Net change in unrealized appreciation of
    investments and other assets                 (516,425,096)     130,575,519
  Net increase (decrease) in net assets
    from operations                              (451,778,822)     184,180,155

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                       (17,164,110)     (35,781,862)
    Class B                                       (24,996,773)     (23,349,486)
    Class C                                        (7,133,144)      (5,648,782)
    Advisor Class                                  (2,825,501)        (312,701)

CAPITAL STOCK TRANSACTIONS
  Net increase                                     868,194,847      623,150,616
  Total increase                                  364,296,497      742,237,940

NET ASSETS
  Beginning of year                             1,113,067,130      370,829,190
  End of year                                  $1,477,363,627   $1,113,067,130


See notes to financial statements.


11

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998                                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The fund accretes discounts as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net increase in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.


12



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $120,737 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,255,105 for the year ended September 30, 1998.

In addition, for the year ended September 30, 1998, the Fund's expenses were reduced by $220,420 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operation exclude these credits.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $224,489 from the sales of Class A shares and $21,804, $1,179,325 and $118,235 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 1998.
Brokerage commissions paid on investment transactions for the year ended September 30, 1998 amounted to $5,405,376, of which $19,605 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $27,654,262 and $1,923,179 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,350,819,090 and $1,475,171,419, respectively, for the year ended September 30, 1998. There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 1998.

At September 30, 1998, the cost of investments for federal income tax purposes was $1,836,952,502. Accordingly, gross unrealized appreciation of investments was $83,287,021 and gross unrealized depreciation of investments was $439,660,012, resulting in net unrealized depreciation of $356,372,991.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                       SEP. 30,       SEP. 30,      SEP. 30,        SEP. 30,
                         1998           1997          1998            1997
                    -------------  ------------  --------------  --------------
CLASS A
Shares sold           43,817,026    11,397,616   $1,244,246,754   $301,819,124
Shares issued in
  reinvestment of
  distributions          571,457     1,338,101       15,988,123     31,392,004
Shares converted
  from Class B           165,256        93,234        4,647,898      2,388,921
Shares redeemed      (35,561,736)   (7,820,120)  (1,011,637,305)  (205,201,851)
Net increase           8,992,003     5,008,831   $  253,245,470   $130,398,198

CLASS B
Shares sold           18,286,351    15,718,977   $  482,762,932   $384,984,682
Shares issued in
  reinvestment of
  distributions          923,019       806,589       23,536,952     17,462,788
Shares converted
  to Class A            (181,899)     (101,254)      (4,647,898)    (2,388,921)
Shares redeemed       (6,112,452)   (2,654,832)    (154,925,238)   (64,196,011)
Net increase          12,915,019    13,769,480   $  346,726,748   $335,862,538

CLASS C
Shares sold           11,956,015     6,517,559   $  308,470,104   $158,023,140
Shares issued in
  reinvestment of
  distributions          260,405       149,743        6,642,958      3,241,980
Shares redeemed       (8,416,893)   (2,534,347)    (213,847,794)   (61,156,504)
Net increase           3,799,527     4,132,955   $  101,265,268   $100,108,616


                                  OCT. 2,1996(A)                 OCT. 2,1996(A)
                                        TO                              TO
                                     SEP. 30,                         SEP. 30,
                                       1997                            1997
                                   ------------                  --------------
ADVISOR CLASS
Shares sold            9,129,797     2,134,062   $  259,655,427   $ 58,915,871
Shares issued in
  reinvestment of
  distributions           95,462        13,323        2,676,749        312,693
Shares redeemed       (3,452,506)      (94,358)     (95,374,815)    (2,447,300)
Net increase           5,772,753     2,053,027   $  166,957,361   $ 56,781,264


(a)  Commencement of distribution.


14



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 1998.


15



FINANCIAL HIGHLIGHTS                                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                                1998          1997         1996         1995         1994
                                            ------------  ------------  ----------  ------------  ----------
Net asset value, beginning of year            $30.37        $27.92       $24.16       $22.65       $24.43

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.17)(a)      (.24)(a)     (.25)        (.22)(a)     (.60)
Net realized and unrealized gain (loss)
  on investment transactions                   (6.70)         6.80         8.82         5.59         (.36)
Net increase (decrease) in net asset
  value from operations                        (6.87)         6.56         8.57         5.37         (.96)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.23)        (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of year                  $22.27        $30.37       $27.92       $24.16       $22.65

TOTAL RETURN
Total investment return based on
  net asset value (b)                         (23.45)%       27.81%       42.42%       30.73%       (4.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $495,070      $402,081     $229,798     $146,663     $155,470
Ratio of expenses to average net assets         1.61%(c)      1.67%        1.79%        1.83%        1.67%
Ratio of net investment loss to
  average net assets                            (.59)%        (.91)%      (1.11)%      (1.06)%      (1.15)%
Portfolio turnover rate                          109%          135%         168%         160%         110%


See footnote summary on page 19.

16

                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                        CLASS B
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                                1998          1997         1996         1995         1994
                                            ------------  ------------  ----------  ------------  ----------
Net asset value, beginning of year            $27.83        $26.13       $23.03       $21.92       $23.88

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.36)(a)      (.42)(a)     (.20)        (.37)(a)     (.53)
Net realized and unrealized gain (loss)
  on investment transactions                   (6.07)         6.23         8.11         5.34         (.61)
Net increase (decrease) in net asset
  value from operations                        (6.43)         5.81         7.91         4.97        (1.14)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.23)        (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of year                  $20.17        $27.83       $26.13       $23.03       $21.92

TOTAL RETURN
Total investment return based on net
  asset value (b)                             (24.03)%       26.70%       41.48%       29.78%       (4.92)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $625,147      $503,037     $112,490      $16,604      $13,901
Ratio of expenses to average net assets         2.39%(c)      2.51%        2.62%        2.65%        2.50%
Ratio of net investment loss to
  average net assets                           (1.36)%       (1.73)%      (1.96)%      (1.88)%      (1.98)%
Portfolio turnover rate                          109%          135%         168%         160%         110%


See footnote summary on page 19.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                        CLASS C
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                                1998          1997         1996         1995         1994
                                            ------------  ------------  ----------  ------------  ----------
Net asset value, beginning of period          $27.85        $26.14       $23.05       $21.92       $23.88

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.35)(a)      (.42)(a)     (.20)        (.37)(a)     (.36)
Net realized and unrealized gain (loss)
  on investment transactions                   (6.09)         6.24         8.10         5.36         (.78)
Net increase (decrease) in net asset
  value from operations                        (6.44)         5.82         7.90         4.99        (1.14)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.23)        (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of year                  $20.18        $27.85       $26.14       $23.05       $21.92

TOTAL RETURN
Total investment return based on net
  asset value (b)                             (24.05)%       26.74%       41.46%       29.87%       (4.92)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $182,110      $145,494      $28,541       $1,611       $1,220
Ratio of expenses to average net assets         2.38%(c)      2.50%        2.61%        2.64%        2.48%
Ratio of net investment loss to average
  net assets                                   (1.35)%       (1.72)%      (1.94)%      (1.76)%      (1.96)%
Portfolio turnover rate                          109%          135%         168%         160%         110%


See footnote summary on page 19.


18



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                          ADVISOR CLASS
                                                   ----------------------------
                                                                   OCTOBER 2,
                                                                     1996(D)
                                                     YEAR ENDED        TO
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                         1998         1997
                                                   -------------  -------------
Net asset value, beginning of period                   $30.42       $27.82

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                  (.09)        (.17)
Net realized and unrealized gain (loss) on
  investment transactions                               (6.73)        6.88
Net increase (decrease) in net asset value
  from operations                                       (6.82)        6.71

LESS: DISTRIBUTIONS
Distributions from net realized gains                   (1.23)       (4.11)
Net asset value, end of period                         $22.37       $30.42

TOTAL RETURN
Total investment return based on net asset value(b)    (23.24)%      28.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $175,037      $62,455
Ratio of expenses to average net assets                  1.38%(c)     1.58%(e)
Ratio of net investment loss to average net assets       (.32)%       (.74)%(e)
Portfolio turnover rate                                   109%         135%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended September 30, 1998, the ratios of expenses to average net assets were 1.60%, 2.38%, 2.37% and 1.37% for Class A, B, C, and Advisor Class shares, respectively.

(d)  Commencement of distribution.

(e)  Annualized.


19



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE QUASAR FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Quasar Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Quasar Fund, Inc. at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
November 9, 1998



FEDERAL INCOME TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $13,808,968 of the capital gain distributions paid by the Fund during the fiscal year September 30, 1998 are subject to a maximum tax rate of 20%. A portion of the distribution paid by the Fund qualify for the dividends received deduction available to corporate shareholders.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIVwhich will be sent to you separately in January 1999.


20



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
RANDALL E. HAASE, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


21



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Strategic Balanced Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


22



ALLIANCE QUASAR FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

QSRAR